--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       BELLSOUTH TELECOMMUNICATIONS, INC.

                                      AND

                                 SUNTRUST BANK,
                                    TRUSTEE

                             ---------------------

                             SUPPLEMENTAL INDENTURE

                            DATED DECEMBER 14, 2000

                             ---------------------

                  $1,800,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                EXTENDIBLE LIQUIDITY SECURITIES(SM), (EXLS(SM))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
Parties.....................................................     1
Recitals....................................................     1
PART I: CREATION AND AUTHORIZATION OF SERIES OF NOTES.......     1
PART II: SPECIAL PROVISIONS APPLICABLE TO THIS SERIES.......     1
Testimonium Signatures and Seals............................     2
ANNEX I: FORM OF NOTE
  Face of Note..............................................   I-1
  Certificate of Authentication.............................   I-2
  Reverse of Note...........................................   I-3
  Option to Extend Maturity.................................   I-7
  Schedule of Exchanges.....................................   I-8
  Exhibit A to Senior Floating Rate Renewable Note..........   A-1
     Face of Note...........................................   A-1
     Certificate of Authentication..........................   A-2
     Reverse of Note........................................   A-3

---------------

* The Table of Contents is not part of this Supplemental Indenture.

     SUPPLEMENTAL INDENTURE, dated December 14, 2000, between BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter sometimes referred to as the "Company"), and SUNTRUST BANK (formerly SunTrust Bank, Atlanta), a Georgia banking corporation, with its principal office at 25 Park Place, 24th Floor, Atlanta, Georgia 30303, attn: Corporate Trust Department, as trustee (hereinafter sometimes referred to as the "Trustee"),

                                WITNESSETH THAT:

     WHEREAS, the Company and the Trustee have entered into an Indenture (the "Indenture") dated June 1, 1998 providing for the issuance of debt securities in series; and

     WHEREAS, for its lawful corporate purposes, the Company desires to create and authorize a series of EXtendible Liquidity Securities(SM) (EXLs(SM)) (hereinafter referred to as the "Notes") in an aggregate principal amount of One Billion Eight Hundred Million Dollars ($1,800,000,000) and to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture; and

     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of such Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of such Notes, as follows:

                                     PART I

                      CREATION AND AUTHORIZATION OF NOTES

     There is hereby created and authorized the series of Notes entitled the "EXtendible Liquidity Securities(SM) (EXLs(SM))" in the form set forth in Annex I, which terms of such Notes are hereby incorporated.

                                    PART II

                  SPECIAL PROVISIONS APPLICABLE TO THIS SERIES

     The following special provisions applicable to this Series are hereby agreed to:

     (a) The Company Certificate Commencement Year referred to in Section 5.04 of the Indenture is 2001.

     (b) The Trustee Reporting Date referred to in Section 5.03 of the Indenture is July 14, 2001 and July 14 in every year thereafter.

     (c) The indentures specifically described for the purpose of Section 310(b) of the Trust Indenture Act of 1939, as amended are:

          (i) Indenture between the Company and Trust Company Bank dated as of May 15, 1995, as supplemented by Supplemental Indenture thereto dated May 15, 1995, pursuant to which were issued the Company's Ten Year 6 1/2% Notes due June 15, 2005, and as supplemented by Supplemental Indenture thereto dated May 15, 1995, pursuant to which were issued the Company's Forty Year 7 5/8% Debentures, due May 15, 2035; (ii) Indenture between the Company and Trust Company Bank dated February 1, 1993, as supplemented by Supplemental Indenture thereto dated February 1, 1993, pursuant to which were issued the Company's Twelve Year 7% Notes, due February 1, 2005, and (iii) Indenture between the Company and SunTrust Bank, Atlanta dated June 1, 1998, as supplemented by Supplemental

     Indenture thereto dated June 1, 1998, pursuant to which were issued the Company's Thirty Year 6 3/8% Debentures, due June 1, 2028, and as supplemented by Supplemental Indenture thereto dated June 22, 1998, pursuant to which were issued the Company's 6% Reset Put Securities (REPS(SM)), due June 15, 2012.

     (d) The address of the Company referred to in Section 13.04 of the Indenture is as follows (until another address is filed by the Company with the Trustee): Treasurer, BellSouth Telecommunications, Inc., c/o BellSouth Corporation, 1155 Peachtree Street, Atlanta, Georgia 30309.

     (e) The Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

     IN WITNESS WHEREOF, BellSouth Telecommunications, Inc. has caused this Supplemental Indenture to be signed and delivered and its corporate seal to be affixed hereunto and the same to be attested, and the Trustee has caused this Supplemental Indenture to be signed and delivered and its corporate seal to be affixed hereunto and the same to be attested, all as of the day and year first written above.

                                          BELLSOUTH TELECOMMUNICATIONS, INC.

                                          By:        /s/ GARY WALTON
                                            ------------------------------------
                                                        Gary Walton
                                                         Treasurer

                                          [CORPORATE SEAL]

                                          ATTEST:

                                                  /s/ LEIGH ANN DOLAN
                                          --------------------------------------
                                                     Leigh Ann Dolan
                                                   Assistant Secretary

                                          SUNTRUST BANK, AS TRUSTEE

                                          By:       /s/ JACK ELLERIN
                                            ------------------------------------
                                                        Jack Ellerin
                                                       Trust Officer

                                          [CORPORATE SEAL]

                                          ATTEST:

                                                   /s/ GEORGE HOGAN
                                          --------------------------------------
                                                       George Hogan
                                                      Vice President

                                 [FORM OF NOTE]

                                     [FACE]

     [EXAMPLE OF A LEGEND TO BE INSERTED ON GLOBAL SECURITIES: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

No. R-                                                                          $
CUSIP No. 079867BC0                                                as modified by
                                                                       Schedule I

                       BELLSOUTH TELECOMMUNICATIONS, INC.

                      SENIOR FLOATING RATE RENEWABLE NOTES
                     (EXTENDIBLE LIQUIDITY SECURITIES(SM))

     BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (herein referred to as the "Company"), for value received, hereby promises to pay to
               , or registered assigns, the principal sum specified in Schedule I hereto on the Initial Maturity Date specified on the reverse hereof, or to the extent the maturity date of any portion of the principal amount of this Note is extended in accordance with the procedures set forth on the reverse hereof to an Extended Maturity Date (as defined on the reverse hereof) on such Extended Maturity Date, at the office or agency of the Company in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal amount hereof outstanding from time to time at a floating rate per annum equal to LIBOR (as determined from time to time in the manner provided on the reverse hereof) plus or minus the Spread (as defined on the reverse hereof), at said office or agency, in like currency, from December 14, 2000, or from the most recent Interest Payment Date (as defined on the reverse hereof) to which interest has been paid or duly provided for, quarterly (beginning on March 4, 2001) on the fourth day of each March, June, September and December, until the payment of the principal hereof has been made or duly provided for. So long as this Note is registered in the name of CEDE & Co., payments of interest hereon shall be made in immediately available funds; otherwise payments of interest hereon may be made at the option of the Company by check mailed to the address of the person entitled thereto at such address as shall appear on the Note register. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note shall be registered at the close of business on the record date for such interest, which shall be the fifteenth calendar day immediately preceding the Interest Payment Date, whether or not such fifteenth calendar day is a Business Day. If any Interest Payment Date falls on a day that is not a Business Day, the Company will postpone the Interest Payment Date to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day. The final Interest Payment Date for this Note, or any portion of this Note maturing prior to the Final Maturity Date specified on the reverse hereof, will be the maturity date and interest for the final interest period will accrue from and including the Interest Payment Date immediately preceding such maturity date to but excluding the maturity date. Interest on this Note will be computed on the basis of a 360 day year for the actual number of days elapsed.

     Reference is made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This Note shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, the BellSouth Telecommunications, Inc. has caused this Instrument to be signed by its President or one of its Vice Presidents and by its Treasurers or an Assistant Treasurer, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: December 14, 2000

[CORPORATE SEAL]

                                          BELLSOUTH TELECOMMUNICATIONS, INC.

                                          By:
                                            ------------------------------------

                                          By:
                                            ------------------------------------

[FORM OF CERTIFICATE OF AUTHENTICATION]        [FORM OF ALTERNATE CERTIFICATE OF
                                               AUTHENTICATION]
     This is one of the Securities described   This is one of the Securities described in
in the within-mentioned Indenture.             the within-mentioned Indenture.

Dated: ---------------------                   Dated: December 14, 2000
SUNTRUST BANK,                                 SUNTRUST BANK,
                           as Trustee                                     as Trustee

By                                             By  THE BANK OF NEW YORK,
                           Authorized                                     as Authenticating
                             Signature                                    Agent,

                                               By
                                                                          Authorized
                                                                          Signature

        Agency for Transfer, Exchange and Payment: The Bank of New York

                                 [FORM OF NOTE]

                                   [REVERSE]

                       BELLSOUTH TELECOMMUNICATIONS, INC.
                      SENIOR FLOATING RATE RENEWABLE NOTES
                     (EXTENDIBLE LIQUIDITY SECURITIES(SM))

     This Note is one of a duly authorized issue of Securities of the Company issued and to be issued in one or more series under an Indenture dated as of June 1, 1998 (as supplemented from time to time, the "Indenture") between the Company and SunTrust Bank, formerly SunTrust Bank, Atlanta (the "Trustee," which term includes any additional successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered (the words "holders" and "holder" meaning the registered holders or holder of the Notes). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture. This is one of the Notes representing the series created by the Supplemental Indenture, dated December 14, 2000 to the Indenture and designated as the EXtendible Liquidity Securities(SM) (EXLs(SM)) (the "Notes"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939.

     The following definitions shall be applicable to the Notes:

     "Authenticating Agent" shall mean The Bank of New York, or any successor thereto.

     "Business Day" shall mean any day except a Saturday, Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close; provided that the day is also a London Business Day.

     "Calculation Agent" shall mean The Bank of New York, or any successor thereto.

     "Election Date" shall mean the fourth calendar day of each March, June, September and December, from March 2001 to December 2004, inclusive.

     "Election Period" shall mean, with respect to any Election Date, the period beginning on the fifth Business Day preceding such Election Date to, and including such Election Date, however, if that Election Date is not a Business Day, the Election Period will be extended to the following Business Day; provided that the holder of the Note must deliver its duly completed "Option to Extend Maturity" on or prior to 5:00 p.m. on the last Business Day in the Election Period.

     "Elections Agent" shall mean The Bank of New York, or any successor thereto.

     "Extended Maturity Date" shall mean the Maturity Extension Date occurring in the month thirteen months after the most recent Election Date on which the maturity of the Note has been extended pursuant to the provisions set forth herein.

     "Final Maturity Date" shall mean January 4, 2006, or if such day is not a Business Day, the immediately preceding Business Day.

     "Initial Maturity Date" shall mean January 4, 2002, or if such day is not a Business Day, the immediately preceding Business Day.

     "Interest Payment Date" shall mean the fourth day of each March, June, September and December, beginning on March 4, 2001. The final Interest Payment Date for this Note, or any portion of this Note maturing prior to the Final Maturity Date, shall be the maturity date and interest for the final interest period will accrue from and including the Interest Payment Date immediately preceding such maturity date to but excluding the maturity date.

     "London Business Day" shall mean any day on which dealings in United States dollars are transacted in the London interbank market.

     "Maturity Extension Date" shall mean the fourth calendar day of any month to which the maturity of the Note has been extended pursuant to the provisions set forth herein, or if such day is not a Business Day, the immediately preceding Business Day.

     "Note Registrar" shall mean The Bank of New York, or any successor thereto.

     "Paying Agent" shall mean The Bank of New York, or any successor thereto.

     On any Election Date, if the option to extend the maturity of this Note is exercised, the maturity of this Note, or of any portion of this Note having a principal amount of $1,000 or any larger amount that is a multiple of $1,000 in excess thereof for which such option has been exercised, shall be extended to the Maturity Extension Date occurring in the month thirteen months following such Election Date. In order to exercise the option to extend the maturity of all, or any portion of the principal amount of this Note, the holder of this Note must deliver to the Elections Agent during the relevant Election Period (i) the form entitled "Option to Extend Maturity" included below duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Note, this Note or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (A) the name of the holder of this Note, (B) the principal amount hereof, (C) the certificate number of this Note or a description of this Note's tenor or terms, (D) a statement that the option to elect extension maturity is being exercised thereby, (E) the principal amount hereof with respect to which such option is being exercised and (F) a guarantee that the form entitled "Option to Extend Maturity" included below (duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Note, this Note) will be received by the Elections Agent no later than five Business Days after the date of such facsimile transmission or letter; provided that such facsimile transmission or letter shall not be effective unless this Note (if required to be surrendered as aforesaid) and such form duly completed are received by the Elections Agent by such fifth Business Day. Such option may be exercised by the holder for less than the entire principal amount hereof provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000.

     If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election Date, a new Note or Notes in the form attached hereto as Exhibit A (each, a "Short-Term Note") for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their "Maturity Date" (as such term is used in each such Short-Term Note) the Maturity Extension Date occurring in the month ten months after such Election Date shall be issued on such Election Date in the name of the holder hereof, subject to delivery of this Note to the Note Registrar, and Schedule I hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. The failure to extend the maturity of all or any portion of this Note will be irrevocable and will be binding upon any subsequent holder of this Note.

     The Company, the Elections Agent and the Trustee (upon notice from the Elections Agent) shall deem this Note cancelled as to any portion of the principal amount hereof for which a duly completed form entitled "Option to Extend Maturity" and, if applicable, this Note is not delivered to the Elections Agent within the applicable Election Period in accordance with the terms of this Note.

     The maturity of this Note will not be extended beyond the Final Maturity Date.

     Interest on this Note will accrue from, and including, December 14, 2000, to, and excluding, the first Interest Payment Date and then from, and including, each Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the applicable maturity date, as the case may be (each an "interest period").

     The Calculation Agent will calculate the interest rate on this Note. The Calculation Agent will reset the interest rate on each Interest Payment Date, each of which shall be an "interest reset date." The interest rate for each interest period will be equal to LIBOR plus or minus the Spread. The Spread for each interest period will be as follows:

FOR INTEREST RESET DATES OCCURRING                              SPREAD
----------------------------------                              ------
From December 14, 2000, to but excluding December 4, 2001...  Minus 0.02%
From December 4, 2001, to but excluding December 4, 2002....   Plus 0.01%
From December 4, 2002, to but excluding December 4, 2003....   Plus 0.04%
From December 4, 2003, to but excluding December 4, 2004....   Plus 0.06%
From December 4, 2004, to but excluding January 4, 2006.....   Plus 0.06%

The interest rate in effect for the period from December 14, 2000 to but excluding, March 4, 2001, the initial interest reset date, will be LIBOR, as determined on December 12, 2000, minus 0.02%. The second London Business Day preceding an interest reset date will be the "interest determination date" for that interest reset date. The interest rate in effect on each day that is not an interest reset date will be the interest rate determined as of the interest determination date pertaining to the immediately preceding interest reset date. The interest rate in effect on any day that is an interest reset date will be the interest rate determined as of the interest determination date pertaining to that interest reset date, except that the interest rate in effect for the period from and including December 14, 2000 to the first interest reset date will be the initial interest rate.

     The Calculation Agent will determine "LIBOR" in accordance with the following provisions:

          (i) With respect to any interest determination date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the interest reset date that appears on Telerate Page 3750 as of 11:00 A.M., London time, on that interest determination date; provided that with respect to the interest determination date for any final interest reset date, LIBOR will be the rate for deposits in United States dollars having a maturity of one month commencing on such final reset date. If no rate appears, LIBOR, in respect to that interest determination date, will be determined in accordance with the provisions described in (ii) below.

          (ii) With respect to an interest determination date on which no rate appears on Telerate Page 3750, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months (or one month in the case of the interest determination date relating to any final interest reset date), commencing on the interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the interest determination date by three major banks in The City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity (or one month in the case of the interest determination date relating to any final interest reset date) and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that interest determination date will be LIBOR in effect on that interest determination date.

     "Telerate Page 3750" means the display designated as "Page 3750" on Bridge Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks for United States dollars.

     The Notes are not redeemable prior to maturity and are not entitled to any sinking fund.

     In case an Event of Default with respect to this series of Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     Certain obligations of the Company hereunder and under the Indenture may be defeased with the effects and subject to the conditions set forth therein.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Notes of this series at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes of this series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any such Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Notes of this series then outstanding. It is also provided in the Indenture that, under certain circumstances, the holders of a majority in aggregate principal amount of such Notes at the time outstanding may on behalf of the holders of all of such Notes waive any past default under the Indenture and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of such Notes. Any such consent or waiver by the holder of any Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Note issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation of such consent or waiver is made upon such Note or such other Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     The Notes are issuable only as registered Notes without coupon in denominations of $1,000 or any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other denominations.

     Upon due presentment for registration of transfer of this Note at the office or agency of the Note Registrar in New York, New York, a new Note or Notes of this series, of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company, the Trustee, the Paying Agent and the Note Registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any) and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor the Paying Agent nor the Note Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

                           OPTION TO EXTEND MATURITY

     The undersigned hereby elects irrevocably to extend the maturity of the BellSouth Telecommunications, Inc. Senior Floating Rate Renewable Note, (EXtendible Liquidity Securities(SM)) ("Note"), No. R-
(CUSIP No. 079867BC0) (or the portion thereof specified below) with the effect provided in said Note by surrendering said Note to The Bank of New York, 101 Barclay Street, 7 East, New York, New York, 10286, Attention: Reorganization Section, or such other address of which the Company shall from time to time notify the holders of the Notes in the event of an election to extend the maturity of only a portion of the principal amount of said Note, together with this form of "Option to Extend Maturity" duly completed by the holder of said Note.

     If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or any multiple of $1,000 in excess thereof) as to which the holder
elects to extend the maturity $               ; and specify the denomination or
denominations (which shall be $1,000 or any multiple of $1,000 in excess thereof) of the Notes in the form attached to said Note as Exhibit A to be issued to the holder for the portion of said Note as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Note in the form of said Exhibit A will be issued for the portion as to which the option to extend maturity is not being made)
$               .

Dated: ------------------------------      -------------------------------------------------
                                           NOTICE: The signature on this Option to Extend
                                           Maturity must correspond with the name as written
                                           upon the face of the Note in every particular,
                                           without alteration or enlargement or any change
                                           whatever.

                                                                      SCHEDULE I

                             SCHEDULE OF EXCHANGES

     The initial principal amount of this Note is $               . The
following exchanges of a portion of this Note for an interest in a Short-Term Note have been made:

                                                       REDUCED
                                                   PRINCIPAL AMOUNT
                           PRINCIPAL AMOUNT          OUTSTANDING           NOTATION MADE BY
                            EXCHANGED FOR           FOLLOWING SUCH         OR ON BEHALF OF
DATE OF EXCHANGE           SHORT-TERM NOTE             EXCHANGE           THE NOTE REGISTRAR
----------------        ----------------------  ----------------------  ----------------------


                EXHIBIT A TO SENIOR FLOATING RATE RENEWABLE NOTE
                                 [FORM OF NOTE]

                                     [FACE]

[EXAMPLE OF A LEGEND TO BE INSERTED ON GLOBAL SECURITIES: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

No. -------------------------                     $ ---------------------------
CUSIP No. ----------------

                       BELLSOUTH TELECOMMUNICATIONS, INC.

                      SENIOR FLOATING RATE RENEWABLE NOTES
                     (EXTENDIBLE LIQUIDITY SECURITIES(SM))

     BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (herein referred to as the "Company"), for value received, hereby promises to pay to or registered assigns, the principal amount specified above
on                , 200  , at the office or agency of the Company in The City of
New York, New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal amount hereof at a floating rate per annum equal to LIBOR (as determined from time to time in the manner provided on the reverse hereof) plus or minus the Spread (as defined on the reverse hereof), at said office or agency, in like currency, from the most recent Interest Payment Date (as defined on the reverse hereof) to which interest has been paid or duly provided for on this Note or the Predecessor Note (as defined on the reverse hereof), quarterly on the fourth day of each March, June, September and December, until the payment of the principal hereof has been made or duly provided for. So long as this Note is registered in the name of CEDE & Co., payments of interest hereon shall be made in immediately available funds; otherwise payments of interest hereon may be made at the option of the Company by check mailed to the address of the person entitled thereto at such address as shall appear on the Note register. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note shall be registered at the close of business on the record date for such interest, which shall be the fifteenth calendar day immediately preceding the Interest Payment Date, whether or not such fifteenth calendar day is a Business Day. If any Interest Payment Date falls on a day that is not a Business Day, the Company will postpone the Interest Payment Date to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day. The final Interest Payment Date for this Note will be the maturity date and interest for the final interest period will accrue from and including the Interest Payment Date immediately preceding such maturity date to but excluding the maturity date. Interest on this Note will be computed on the basis of a 360 day year for the actual number of days elapsed.

     Reference is made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This Note shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, the BellSouth Telecommunications, Inc. has caused this Instrument to be signed by its President or one of its Vice Presidents and by its Treasurers or an Assistant Treasurer, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated
      ---------------------------------

[CORPORATE SEAL]

                                          BELLSOUTH TELECOMMUNICATIONS, INC.

                                          By:
                                            ------------------------------------

                                          By:
                                            ------------------------------------

[FORM OF CERTIFICATE OF AUTHENTICATION]        [FORM OF ALTERNATE CERTIFICATE OF
                                               AUTHENTICATION]
     This is one of the Securities described   This is one of the Securities described in
in the within-mentioned Indenture.             the within-mentioned Indenture.

Dated ---------------------                    Dated ---------------------
SUNTRUST BANK,                                 SUNTRUST BANK,
                           as Trustee                                     as Trustee

By                                             By  THE BANK OF NEW YORK,
                           Authorized                                     as Authenticating
                             Signature                                    Agent,

                                               By
                                                                          Authorized
                                                                          Signature

        Agency for Transfer, Exchange and Payment: The Bank of New York

                                 [FORM OF NOTE]

                                   [REVERSE]

                       BELLSOUTH TELECOMMUNICATIONS, INC.

                      SENIOR FLOATING RATE RENEWABLE NOTES
                     (EXTENDIBLE LIQUIDITY SECURITIES(SM))

     This Note is one of a duly authorized issue of Securities of the Company issued and to be issued in one or more series under an Indenture dated as of June 1, 1998 (as supplemented from time to time, the "Indenture") between the Company and SunTrust Bank, formerly SunTrust Bank, Atlanta (the "Trustee," which term includes any additional successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered (the words "holders" and "holder" meaning the registered holders or holder of the Notes). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture. This is one of the Notes representing the series created by the Supplemental Indenture, dated December 14, 2000 to the Indenture and designated as the EXtendible Liquidity Securities(SM) (EXLs(SM)) (the "Notes"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939.

     This Note has been issued pursuant to the terms of a predecessor Note originally issued on December 14, 2000 (the "Predecessor Note") and is a "Short-Term Note" as defined in the Predecessor Note. This Note may not be exchanged for an interest in the Predecessor Note.

     The following definitions shall be applicable to the Notes:

     "Authenticating Agent" shall mean The Bank of New York, or any successor thereto.

     "Business Day" shall mean any day except a Saturday, Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close; provided that the day is also a London Business Day.

     "Calculation Agent" shall mean The Bank of New York, or any successor thereto.

     "Interest Payment Date" shall mean the fourth day of each March, June, September and December. The final Interest Payment Date for this Note shall be the maturity date and interest for the final interest period will accrue from and including the Interest Payment Date immediately preceding such maturity date to but excluding the maturity date.

     "London Business Day" shall mean any day on which dealings in United States dollars are transacted in the London interbank market.

     "Note Registrar" shall mean The Bank of New York, or any successor thereto.

     "Paying Agent" shall mean The Bank of New York, or any successor thereto.

     Interest on this Note will accrue from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note or the Predecessor Note to, and excluding, the next succeeding Interest Payment Date and then from, and including, each Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the applicable maturity date, as the case may be (each an "interest period").

     The Calculation Agent will calculate the interest rate on this Note. The Calculation Agent will reset the interest rate on each Interest Payment Date, each of which shall be an "interest reset date." The interest rate for each interest period will be equal to LIBOR plus or minus the Spread. The Spread for each interest period will be as follows:

FOR INTEREST RESET DATES OCCURRING                              SPREAD
----------------------------------                            ----------
From December 14, 2000, to but excluding December 4, 2001...  Minus 0.02%
From December 4, 2001, to but excluding December 4, 2002....   Plus 0.01%
From December 4, 2002, to but excluding December 4, 2003....   Plus 0.04%
From December 4, 2003, to but excluding December 4, 2004....   Plus 0.06%
From December 4, 2004, to but excluding January 4, 2006.....   Plus 0.06%

The second London Business Day preceding an interest reset date will be the "interest determination date" for that interest reset date. The interest rate in effect on each day that is not an interest reset date will be the interest rate determined as of the interest determination date pertaining to the immediately preceding interest reset date. The interest rate in effect on any day that is an interest reset date will be the interest rate determined as of the interest determination date pertaining to that interest reset date.

     The Calculation Agent will determine "LIBOR" in accordance with the following provisions:

          (i) With respect to any interest determination date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the interest reset date that appears on Telerate Page 3750 as of 11:00 A.M., London time, on that interest determination date; provided that with respect to the interest determination date for any final interest reset date, LIBOR will be the rate for deposits in United States dollars having a maturity of one month commencing on such final reset date. If no rate appears, LIBOR, in respect to that interest determination date, will be determined in accordance with the provisions described in (ii) below.

          (ii) With respect to an interest determination date on which no rate appears on Telerate Page 3750, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months (or one month in the case of the interest determination date relating to any final interest reset date), commencing on the interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the interest determination date by three major banks in The City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity (or one month in the case of the interest determination date relating to any final interest reset date) and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that interest determination date will be LIBOR in effect on that interest determination date.

     "Telerate Page 3750" means the display designated as "Page 3750" on Bridge Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks for United States dollars.

     The Notes are not redeemable prior to maturity and are not entitled to any sinking fund.

     In case an Event of Default with respect to this series of Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     Certain obligations of the Company hereunder and under the Indenture may be defeased with the effects and subject to the conditions set forth therein.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Notes of this series at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes of this series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any such Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Notes of this series then outstanding. It is also provided in the Indenture that, under certain circumstances, the holders of a majority in aggregate principal amount of such Notes at the time outstanding may on behalf of the holders of all of such Notes waive any past default under the Indenture and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of such Notes. Any such consent or waiver by the holder of any Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Note issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation of such consent or waiver is made upon such Note or such other Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     The Notes are issuable only as registered Notes without coupon in denominations of $1,000 or any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other denominations.

     Upon due presentment for registration of transfer of this Note at the office or agency of the Note Registrar in New York, New York, a new Note or Notes of this series, of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company, the Trustee, the Paying Agent and the Note Registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any) and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor the Paying Agent nor the Note Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the law of said State.
                             ---------------------